Exhibit 10.2

September 24, 2008

To:	Lehman Brothers. Inc. acting as Agent	Via Messenger, Fax and Email
Lehman Brothers OTC Derivatives Inc.
Transaction Management
745 Seventh Avenue, 28th Floor
New York, New York 10019
Attn: Documentation Manager

Cc:	Debbie Dymersky
Martin Winter
Conrad Bahlke
Stephen Roti
Marcus Weickel
Andrew Yare

Re: Confirmation dated July 15, 2008, between Lehman Brothers OTC Derivatives Inc. and Lawson Software, Inc.

Notice of Early Termination Date

Ladies and Gentlemen:

We refer to the Confirmation dated July 15, 2008 (the “Confirmation”), entered into between Lehman Brothers OTC Derivatives Inc. (“Party A”) and Lawson Software, Inc. (“Party  B”). Capitalized terms used herein but not defined herein have the meaning assigned in the Confirmation.

We hereby notify you of an Event of Default pursuant to Section 5(a)(iii)(1) of the Agreement, due to Party A’s failure to Transfer the Delivery Amount by September 24, 2008, as identified in our notice dated September 19, 2008.

As a result of such Event of Default, pursuant to Section 6(a) of the Agreement, Party B as the non-defaulting party hereby designates September 24, 2008 as the “Early Termination Date” in respect of the Transaction.

Pursuant to the Credit Support Annex, Party B will withdraw all cash and financial assets in the Securities Account on September 25, 2008.  As soon as reasonably practicable, Party B will provide Party A with a statement of the calculation of Party B’s loss under the Agreement made pursuant to Section 6(e) of the Agreement.

Nothing contained in this letter shall be deemed to waive, release or impair any right or remedy which the undersigned may have pursuant to the above referenced agreements or which are otherwise available at law or equity, all of which are expressly retained by the undersigned.

Sincerely,

Lawson Software, Inc.

By	/s/ Heidi A. Weiler
Heidi A. Weiler
V.P. Global Tax & Treasury

September 25, 2008

To:	Debbie Dymersky	Via Fax and Email

From:	Lawson Software, Inc.

Re:	Wire Transfer Instructions

Ladies and Gentlemen:

Lawson hereby approves and instructs you to immediately transfer the $9,075,264.51 in the Lawson Software, Inc. account 938-90306-11-200 pursuant to the wire instructions below:

Transfer from:

Lawson Software

Accnt #: 938-90306-11-200

Transfer to:

Lawson Software Americas, Inc.

Accnt #: 30630855

Citibank N A

ABA #: 021000089

Sincerely,

Lawson Software, Inc.

By	/s/ Bruce B. McPheeters
Bruce B. McPheeters
Senior Vice President and Secretary

To:	Debbie Dymersky - (646-758-3693)
Martin Winter - (212-759-5532)
Conrad Bahlke - 212-310-8007
Stephen Roti - (917-522-0561)
Marcus Weickel - (646-834-2928)
Andrew Yare - (646-885-9546)